UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                             ----------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                ------------------------------------------------

        Date of Report (Date of earliest event reported): October 4, 2005

                         Commission File Number: 0-29195

                           ONSCREEN TECHNOLOGIES, INC.
                 (Name of Small Business Issuer in Its Charter)
                             -----------------------

        Colorado                                               84-1463284
(State or jurisdiction of                                  (I.R.S. Employer
incorporation or organization)                             Identification No.)


200 9th Avenue North, Suite 210, Safety Harbor, Florida            34695
         (Address of Principal Executive Offices)                (zip code)

                                 (727) 797-6664
                         (Registrant's telephone number)
                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

Item 8.01         Other Events.

Extension of Letter of Intent
We have entered into a June 10, 2005 non-binding letter of intent for the purchase and sale of certain intellectual property referred to as "WayCool". This letter of intent allows us to acquire the WayCool technology from CH Capital, Inc. ("CH"). CH is a private company controlled by Mr. Brad Hallock, currently a shareholder and a director of OnScreen, and Mr. William Clough who currently is a shareholder, corporate secretary and corporate counsel of OnScreen.

The Letter of Intent terminates on June 10, 2006. CH has agreed to extend the term of the Letter of Intent to September 9, 2006. In consideration for this three months extension, OnScreen paid an extension fee of $50,000 to CH.

A copy of the original letter of intent relating to WayCool is attached to the Company's Form 8-K filed with the Commission September 8, 2005. There is no assurance that we will reach a definitive agreement for the acquisition of WayCool.

Extension of Promissory Note Due Date
The Company and CH entered into a monetary loan arrangement whereby CH loaned to the Company one million five hundred thousand dollars ($1,500,000) that is evidenced by a Promissory Note dated March 28, 2005. The terms of the Promissory Note provide that the principle shall be due and payable in one installment on or before the 1st day of October 2005. In consideration for the payment of an extension fee in the amount of two thousand five hundred dollars ($2,500), the Company and CH revised the Promissory Note by extending the due date by one month whereby the entire unpaid principle shall be due and payable in one installment on or before the 1st day of November 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 4th day of October 2005.


                          OnScreen Technologies, Inc.
                          (Registrant)

                          by: /s/  Charles R. Bake
                            -----------------------------------------
                                   Charles R. Baker as CEO/Director